Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett

Developing Growth Fund

For the period ended April 30, 2025

Schedule of Investments (unaudited)

April 30, 2025

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.89%

COMMON STOCKS 97.89%

Aerospace & Defense 5.83%
Karman Holdings, Inc.*(a)	599,573	$21,434,735
Kratos Defense & Security Solutions, Inc.*	515,665	17,421,742
Leonardo DRS, Inc.	521,380	19,270,205
Loar Holdings, Inc.*	362,203	34,257,160
Rocket Lab USA, Inc.*	480,135	10,462,141
Total		102,845,983

Automobile Components 0.72%
Modine Manufacturing Co.*	155,693	12,710,776

Beverages 1.32%
Primo Brands Corp.	712,421	23,274,794

Biotechnology 10.80%
ADMA Biologics, Inc.*	1,309,240	31,159,912
Arcellx, Inc.*	201,224	13,069,499
Blueprint Medicines Corp.*	96,227	8,612,317
Bridgebio Pharma, Inc.*	593,204	22,755,305
Insmed, Inc.*	340,841	24,540,552
Krystal Biotech, Inc.*	51,463	8,742,534
Madrigal Pharmaceuticals, Inc.*	62,500	20,869,375
Mirum Pharmaceuticals, Inc.*	284,360	12,355,442
Natera, Inc.*	175,843	26,539,984
Summit Therapeutics, Inc.*(a)	118,184	2,850,598
TG Therapeutics, Inc.*	414,328	18,856,067
Total		190,351,585

Broadline Retail 2.99%
Global-e Online Ltd. (Israel)*(b)	487,571	17,508,675
Ollie’s Bargain Outlet Holdings, Inc.*	331,082	35,131,111
Total		52,639,786
Investments	Shares	Fair Value
Capital Markets 3.16%
Evercore, Inc. Class A	47,940	$9,841,603
MarketAxess Holdings, Inc.	51,857	11,490,993
Piper Sandler Cos.	55,188	13,306,930
StoneX Group, Inc.*	238,204	21,096,537
Total		55,736,063

Communications Equipment 0.49%
Calix, Inc.*	210,317	8,604,068

Construction & Engineering 6.61%
Argan, Inc.	125,122	19,159,932
Comfort Systems USA, Inc.	70,672	28,095,654
Construction Partners, Inc. Class A*	243,807	20,026,307
IES Holdings, Inc.*	71,259	14,015,220
MasTec, Inc.*	191,577	24,391,584
Primoris Services Corp.	179,553	10,767,793
Total		116,456,490

Consumer Staples Distribution & Retail 3.27%
Maplebear, Inc.*	630,972	25,169,473
Sprouts Farmers Market, Inc.*	190,011	32,491,881
Total		57,661,354

Diversified Consumer Services 7.70%
Adtalem Global Education, Inc.*	282,364	29,987,057
Duolingo, Inc.*	64,455	25,103,933
Stride, Inc.*	294,594	41,905,997
Universal Technical Institute, Inc.*	1,381,018	38,751,365
Total		135,748,352

Electronic Equipment, Instruments & Components 1.83%
Fabrinet (Thailand)*(b)	57,135	11,716,103
Mirion Technologies, Inc.*	1,303,241	20,565,143
Total		32,281,246

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

April 30, 2025

Investments	Shares	Fair Value
Financial Services 1.38%
Remitly Global, Inc.*	1,202,789	$24,320,394

Food Products 0.57%
Vital Farms, Inc.*	295,732	10,125,864

Health Care Equipment & Supplies 3.78%
Glaukos Corp.*	122,149	11,512,543
iRhythm Technologies, Inc.*	178,850	19,117,277
Penumbra, Inc.*	89,902	26,326,902
PROCEPT BioRobotics Corp.*	181,038	9,772,431
Total		66,729,153

Health Care Providers & Services 2.48%
GeneDx Holdings Corp.*	187,114	12,508,571
Guardant Health, Inc.*	661,769	31,255,350
Total		43,763,921

Health Care Technology 3.64%
Doximity, Inc. Class A*	523,932	29,801,252
Waystar Holding Corp.*	925,907	34,415,963
Total		64,217,215

Hotels, Restaurants & Leisure 6.61%
Cava Group, Inc.*	236,149	21,827,252
Dutch Bros, Inc. Class A*	376,821	22,511,286
Life Time Group Holdings, Inc.*	1,119,830	34,333,988
MakeMyTrip Ltd. (India)*(b)	184,399	19,328,703
Planet Fitness, Inc.Class A*	195,466	18,489,129
Total		116,490,358

Information Technology Services 1.77%
Wix.com Ltd. (Israel)*(b)	184,461	31,282,741

Interactive Media & Services 1.18%
Reddit, Inc. Class A*	178,796	20,842,250

Machinery 1.34%
Crane Co.	146,263	23,545,418
Investments	Shares	Fair Value
Metals & Mining 1.31%
Carpenter Technology Corp.	118,373	$23,154,943

Personal Care Products 1.10%
BellRing Brands, Inc.*	251,686	19,415,058

Pharmaceuticals 3.53%
Tarsus Pharmaceuticals, Inc.*	521,143	27,052,533
Verona Pharma PLC ADR*	487,881	35,161,584
Total		62,214,117

Professional Services 1.33%
ExlService Holdings, Inc.*	482,700	23,401,296

Semiconductors & Semiconductor Equipment 5.34%
Astera Labs, Inc.*	415,706	27,149,759
Credo Technology Group Holding Ltd.*	463,010	19,932,581
MACOM Technology Solutions Holdings, Inc.*	173,939	18,046,171
Nova Ltd. (Israel)*(b)	88,507	17,365,958
Rambus, Inc.*	237,061	11,566,206
Total		94,060,675

Software 17.17%
Clearwater Analytics Holdings, Inc. Class A*	1,082,898	24,625,101
CyberArk Software Ltd. (Israel)*(b)	151,531	53,363,157
Descartes Systems Group, Inc. (Canada)*(b)	87,636	9,235,958
Gitlab, Inc. Class A*	370,090	17,272,100
Guidewire Software, Inc.*	199,408	40,832,776
Intapp, Inc.*	449,179	24,372,453
Klaviyo, Inc. Class A*	920,943	28,033,505
Monday.com Ltd. (Israel)*(b)	65,364	18,366,630
Procore Technologies, Inc.*	129,503	8,299,847
Q2 Holdings, Inc.*	380,363	30,143,768

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

April 30, 2025

Investments	Shares	Fair Value
Software (continued)
Rubrik, Inc. Class A*	366,376	$25,840,499
ServiceTitan, Inc. Class A*(a)	103,441	11,958,814
Vertex, Inc. Class A*	259,045	10,369,571
Total		302,714,179

Trading Companies & Distributors 0.64%
FTAI Aviation Ltd.	104,745	11,219,237
Total Common Stocks (cost $1,436,751,310)		1,725,807,316

	Principal Amount

SHORT-TERM INVESTMENTS 3.07%

Repurchase Agreements 2.37%
Repurchase Agreement dated 4/30/2025, 4.000% due 5/1/2025 with Fixed Income Clearing Corp. collateralized by $44,218,600 of U.S. Treasury Note at 0.625% due 7/31/2026; value: $42,561,050; proceeds: $41,731,027 (cost $41,726,391)	$41,726,391	41,726,391

Time Deposits 0.07%
CitiBank N.A.(c) (cost $1,246,573)	1,246,573	1,246,573
Investments	Shares	Fair Value
Money Market Funds 0.63%
Fidelity Government Portfolio(c) (cost $11,219,159)	11,219,159	$11,219,159
Total Short-Term Investments (cost $54,192,123)		54,192,123
Total Investments in Securities 100.96% (cost $1,490,943,433)		1,779,999,439
Other Assets and Liabilities – Net (0.96)%		(16,899,525)
Net Assets 100.00%		$1,763,099,914

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Foreign security traded in U.S. dollars.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

April 30, 2025

The following is a summary of the inputs used as of April 30, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$1,725,807,316	$–	$–	$1,725,807,316
Short-Term Investments
Repurchase Agreements	–	41,726,391	–	41,726,391
Time Deposits	–	1,246,573	–	1,246,573
Money Market Funds	11,219,159	–	–	11,219,159
Total	$1,737,026,475	$42,972,964	$–	$1,779,999,439

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of April 30, 2025 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Schedule of Investments (unaudited)(concluded)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of April 30, 2025, the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received
$11,964,519	$12,465,732

QPHR-DEV-3Q

(06/25)